Vanguard Health Care ETF

Summary Prospectus

December 20, 2019

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard Health Care Index Fund ETF Shares (VHT)

The Fund's statutory Prospectus and Statement of Additional Information dated December 20, 2019, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)

Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)

Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Index (IMI)/Health Care 25/50, an index made up of stocks of large, mid-size, and small U.S. companies within the health care sector, as classified under the Global Industry Classification Standard

(GICS). The GICS health care sector includes health care provider and services companies, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products.

The Fund attempts to replicate the target index by seeking to invest all, or substantially all, of its assets in the stocks that make up the Index, in order to hold each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market.

•Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because the Fund seeks to invest all, or substantially all, of its assets in the health care sector, the Fund's performance largely depends—for better or for worse—on the general condition of that sector. Companies in the health care sector could be affected by, among other things, patent protection, government regulation, research and development costs, litigation, and competitive forces. Sector risk is expected to be high for the Fund.

•Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of a small number of issuers as compared with diversified mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, fluctuations in the market value of a single Fund holding could cause significant changes to the Fund's share price. Nondiversification risk is expected to be high for the Fund.

•Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced US IMI/Health Care 25/50 reflects the performance of the MSCI US IMI/Health Care through February 26, 2010, and the MSCI US IMI/Health Care 25/50 thereafter. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Health Care Index Fund ETF Shares1

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
80%

60%					42.67
40%
	22.01		10.57	19.10		25.38			23.34

20%		5.75					7.22			5.55

0%
								-3.33
-20%

-40%
-60%

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2019, was 6.19%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.61% (quarter ended March 31, 2013), and the lowest return for a quarter was –11.60% (quarter ended September 30, 2015).

Average Annual Total Returns for Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Vanguard Health Care Index Fund ETF Shares
Based on NAV

Return Before Taxes	5.55%	11.09%	15.16%

Return After Taxes on Distributions	5.22	10.76	14.82

Return After Taxes on Distributions and Sale of Fund Shares	3.54	8.80	12.81

Based on Market Price

Return Before Taxes	5.49	11.08	15.14

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

MSCI US IMI/Health Care	5.62%	11.15%	15.28%

MSCI US IMI/Health Care 25/50	5.62	11.15	—

Spliced US IMI/Health Care 25/50	5.62	11.15	15.28

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Michelle Louie, CFA, Portfolio Manager at Vanguard. She has co-managed the Fund since 2017.

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2015.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Health Care Index Fund ETF Shares—Fund Number 956

CFA® is a registered trademark owned by CFA Institute.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.

© 2019 The Vanguard Group, Inc. All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623. Vanguard Marketing Corporation, Distributor.

SP 956 122019